DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure to provide you with this semi-annual report on the Dreyfus BASIC U.S. Government Money Market Fund. For the six months ended August 31, 1996, your Fund produced an annualized yield of 5.08%. After calculating the effect of compound interest, this equals an annualized effective yield of 5.19%.*
ECONOMIC REVIEW
    The robust pace of the U.S. economy in the first half of 1996 was broken only temporarily by July's sluggishness. Somewhat faster growth is again evident. However, above-trend economic expansion this year has raised fears of higher future inflation, even while reported inflation remains tame. These inflation fears pushed bond yields higher and built expectations for a Federal Reserve Board ("the Fed") tightening.
    This year's economic strength is due to strong domestic demand that has kept inventories lean. Real Gross Domestic Product grew 3.4% in the first half, driven largely by consumer spending and housing investment, although homebuilding saw slower activity. Industrial output likewise surged, although producers bent on meeting demand have been unable to also rebuild inventory. Support for sustained consumer spending growth is coming from new jobs, wage increases, low summer utility bills and a fall hike in the minimum wage. In addition, new orders for exports and capital goods-both sluggish sectors this summer-have recently reaccelerated. Corporate profits, however, are not sharing this year's prosperity as profit growth is now decelerating.
    Core consumer price inflation remains moderate although rising food and energy prices have begun to pull the overall inflation rate higher and wage increases have accelerated in this year's tight labor market. As a result, reports of a faster economic pace have boosted fears of accelerated inflation, and bond yields have risen substantially; short-term market rates have also surged on expectations of a Federal Reserve tightening in coming months. So far, long-term rates have risen more than short-term rates, forcing the yield curve to steepen. A steep yield curve is usually supportive of sustained growth in the real economy.
THE MONEY MARKET AND THE PORTFOLIO
    In the past six months, money market interest rates have edged upward, though not on a dramatic scale. The background for this was a strengthening economy, as described in the previous section of this letter. The main impetus for the rise in interest rates, however, was the effort of market participants to stay ahead of any boost in interest rates that might be initiated by the Federal Reserve.
    On several occasions during the spring and summer, strong employment numbers, and decreases in the unemployment rates, spooked the fixed-income markets. Efforts to outguess the Fed had the effect of pumping up short-term rates. This was the case even though the Fed's Open Market Committee, after its last cut in rates in January 1996, held seven meetings and each time decided to take no overt action to increase rates. In effect, the market was doing the job for them.
    As summer turned into fall, the economy continued strong, but with some soft spots that helped to keep consumer and industrial prices within bounds. Hence, the money market reflected the underlying strength in the economy, but did not generate interest rates that might inhibit continued growth.
    You may be assured that we watch these fluctuations in the money market intently. We have kept average maturities somewhat longer than the industry average. Thus, we have not shifted to a truly defensive posture. In our view, this strategy has been rewarding to our investors. If there should be an unexpected downdraft in the market, we are in position to become defensive, should the situation require it.
                              Sincerely,

                          [Patricia A. Larkin signature logo]

                              Patricia A. Larkin
                              Senior Portfolio Manager
September 12, 1996
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.


DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                               AUGUST 31, 1996 (UNAUDITED)
                                                                           ANNUALIZED
                                                                            YIELD ON
                                                                             DATE OF                PRINCIPAL
U.S. TREASURY BILLS-4.9%                                                     PURCHASE                 AMOUNT         VALUE
                                                                           __________              __________      _________
    5/29/97....................................................              5.81%                $  50,000,000   $47,937,500
    7/24/97....................................................              5.70                    25,000,000    23,777,500
                                                                                                                 _____________
TOTAL U.S. TREASURY BILLS (cost $71,715,000)...................                                                   $71,715,000
                                                                                                                ==============
U.S. GOVERNMENT AGENCIES-91.1%
Federal Farm Credit Banks, Floating Rate Notes
    9/16/96....................................................              5.32%(a)             $  10,000,000  $ 10,000,339
    9/30/96....................................................              5.55 (a)                 5,000,000     5,000,000
    11/22/96...................................................              5.33 (a)                25,000,000    24,994,597
    12/30/96...................................................              5.33 (a)                50,000,000    49,978,074
    5/23/97....................................................              5.40 (a)                24,000,000    24,057,058
    6/13/97....................................................              5.39 (a)                19,500,000    19,490,090
    7/25/97....................................................              5.33 (a)                50,000,000    49,982,879
    8/14/97....................................................              5.35 (a)                75,000,000    74,988,874
    9/15/97....................................................              5.38 (a)                20,000,000    19,990,284
    1/30/98....................................................              5.34 (a)                50,000,000    49,960,051
    6/8/98 ....................................................              5.50 (a)                50,000,000    50,000,000
Federal Home Loan Banks, Discount Notes
    9/3/96 ....................................................              5.18                    50,000,000    49,985,611
    2/14/97....................................................              5.45                    20,000,000    19,516,756
    3/14/97....................................................              5.65                    13,900,000    13,498,506
Federal Home Loan Banks, Floating Rate Notes
    12/19/96...................................................              5.75 (a)                16,000,000    16,000,000
    1/31/97....................................................              5.67 (a)                23,000,000    23,012,480
    2/3/97 ....................................................              5.35 (a)                10,000,000    10,015,854
Federal Home Loan Banks, Notes
    11/7/96....................................................              5.46                    25,000,000    24,999,104
    1/24/97....................................................              5.38                    50,000,000    49,987,719
    3/6/97 ....................................................              5.22                    25,000,000    24,996,972
    4/2/97 ....................................................              5.52                    10,000,000    9,997,724
    4/25/97....................................................              5.70                    25,000,000    24,997,576
    8/19/97....................................................              5.93                    25,000,000    25,000,000
Federal Home Loan Mortgage Corp., Floating Rate Notes
    6/30/98....................................................              5.78 (a)                10,000,000    9,970,140
Federal Home Loan Mortgage Corp., Notes
    6/6/97 ....................................................              5.89                    50,000,000    49,896,862
Federal National Mortgage Association, Discount Notes
    12/13/96...................................................              5.36                     1,400,000     1,379,331
    6/9/97.....................................................              5.89                    50,000,000    47,826,153
    6/13/97....................................................              5.90                    23,945,000    22,889,125
    7/22/97....................................................              5.95                    15,000,000    14,241,300

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                AUGUST 31, 1996 (UNAUDITED)
                                                                            ANNUALIZED
                                                                             YIELD ON
                                                                              DATE OF               PRINCIPAL
U.S. GOVERNMENT AGENCIES (CONTINUED)                                         PURCHASE                AMOUNT          VALUE
                                                                           __________              __________      _________
Federal National Mortgage Association , Floating Rate Notes
    2/14/97....................................................              5.72%(a)             $  10,000,000   $10,000,000
    2/18/97....................................................              5.74 (a)                31,000,000    31,006,788
    3/27/97....................................................              5.30 (a)                 5,000,000     5,000,000
    4/11/97....................................................              5.30 (a)                20,000,000    19,994,170
    6/20/97....................................................              5.43 (a)                70,000,000    70,006,525
    7/24/97....................................................              5.36 (a)                25,000,000    25,000,000
    6/19/98....................................................              5.45 (a)               100,000,000   99,967,080
    6/29/98....................................................              5.47 (a)               100,000,000   99,966,973
Student Loan Marketing Association, Floating Rate Notes
    11/1/96....................................................              5.28 (a)                14,600,000    14,604,573
    12/20/96...................................................              5.33 (a)                25,000,000    25,000,000
    1/23/97....................................................              5.28 (a)                23,905,000    23,922,606
    1/27/98....................................................              5.82 (a)                20,000,000    19,901,250
Student Loan Marketing Association, Notes
    8/15/97....................................................              6.03                    72,700,000    72,700,000
                                                                                                                 _____________
TOTAL U.S. GOVERNMENT AGENCIES (cost $1,333,723,424)...........                                                 $1,333,723,424
                                                                                                                ==============
REPURCHASE AGREEMENTS-2.7%
Daiwa Securities America Inc.
    dated 8/31/96, due 9/3/96 in the amount of $10,005,811
    (fully collateralized by $9,792,000 U.S. Treasury
    Notes 6.63% due 3/31/97, value $10,123,321)................              5.23%                  $10,000,000   $10,000,000
Goldman, Sachs & Co.
    dated 8/31/96, due 9/3/96 in the amount of $28,016,364
    (fully collateralized by $27,840,000 U.S. Treasury Notes
    6.5% to 6.75% due 9/30/96 to 5/31/97, value $28,563,811)...              5.26                    28,000,000    28,000,000
SBC Capital Markets
    dated 8/31/96, due 9/3/96 in the amount of $2,003,146
    (fully collateralized by $2,065,000 U.S. Treasury
    Bills due 11/14/96, value $2,044,230)......................              5.15                     2,002,000     2,002,000
                                                                                                                 _____________
TOTAL REPURCHASE AGREEMENTS (cost $40,002,000).................                                                  $ 40,002,000
                                                                                                                ==============
TOTAL INVESTMENTS (cost $1,445,440,424)...............        98.7%                                            $1,445,440,424
                                                             =======                                            ==============
CASH AND RECEIVABLES (NET)............................        1.3%                                               $ 19,151,858
                                                             =======                                            ==============
NET ASSETS............................................        100.0%                                           $1,464,592,282
                                                             =======                                            ==============
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Variable interest-rate subject to periodic change.


See independent accountants' review report and notes to financial statements.



DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                AUGUST 31, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value-Note 1(a,b).........................                                   $1,445,440,424
    Cash....................................................................                                        8,406,986
    Interest receivable.....................................................                                       11,300,614
    Prepaid expenses........................................................                                          101,619
                                                                                                                 _____________
                                                                                                                1,465,249,643
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                    $537,437
    Accrued expenses and other liabilities..................................                     119,924              657,361
                                                                                             ____________        _____________
NET ASSETS  ................................................................                                   $1,464,592,282
                                                                                                               ==============
REPRESENTED BY:
    Paid-in capital.........................................................                                   $1,464,859,090
    Accumulated undistributed investment income-net.........................                                          203,770
    Accumulated net realized (loss) on investments..........................                                        (470,578)
                                                                                                                 _____________
NET ASSETS at value applicable to 1,464,859,090 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial Interest authorized)                             $1,464,592,282
                                                                                                               ==============
NET ASSET VALUE, offering and redemption price per share
    ($1,464,592,282 / 1,464,859,090 shares).................................                                            $1.00
                                                                                                                    =========


See independent accountants' review report and notes to financial statements.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                      SIX MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $38,155,712
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $3,447,469
      Shareholder servicing costs-Note 2(b).................................                        906,956
      Registration fees.....................................................                         74,189
      Custodian fees........................................................                         53,482
      Professional fees.....................................................                         23,763
      Prospectus and shareholders' reports..................................                         15,837
      Trustees' fees and expenses-Note 2(c).................................                         10,740
      Miscellaneous.........................................................                         23,013
                                                                                                 ___________
          TOTAL EXPENSES....................................................                      4,555,449
      Less-reduction in management fee due to undertaking-Note 2(a).........                      1,449,579
                                                                                                 ___________
          NET EXPENSES......................................................                                           3,105,870
                                                                                                                      __________
INVESTMENT INCOME-NET.......................................................                                         35,049,842
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                           (470,368)
                                                                                                                      __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $34,579,474
                                                                                                                   =============






See independent accountants' review report and notes to financial statements.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      YEAR ENDED               SIX MONTHS ENDED
                                                                                     FEBRUARY 29,               AUGUST 31, 1996
                                                                                        1996                      (UNAUDITED)
                                                                                   ______________               _____________
OPERATIONS:
    Investment income-net.............................................             $  72,622,855                 $35,049,842
    Net realized gain (loss) on investments...........................                   100,431                    (470,368)
                                                                                  ________________             _______________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                72,723,286                  34,579,474
                                                                                  ________________             _______________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net.............................................              (72,622,855)                 (34,846,072)
                                                                                  ________________             _______________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.....................................             1,786,037,880                  836,358,782
    Dividends reinvested..............................................                68,115,281                   32,971,102
    Cost of shares redeemed...........................................            (1,529,919,393)                (770,527,258)
                                                                                  ________________             _______________
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS....               324,233,768                   98,802,626
                                                                                  ________________             _______________
          TOTAL INCREASE IN NET ASSETS................................               324,334,199                   98,536,028
NET ASSETS:
    Beginning of period...............................................              1,041,722,055                1,366,056,254
                                                                                  ________________             _______________
    End of period (including undistributed investment income-net;
      $203,770 on August 31, 1996)....................................            $ 1,366,056,254              $ 1,464,592,282
                                                                                 ================             =================







See independent accountants' review report and notes to financial statements.


DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                                                SIX MONTHS ENDED
                                                                 FISCAL YEAR ENDED FEBRUARY,                     AUGUST 31, 1996
                                                      ____________________________________________________
PER SHARE DATA:                                          1993(1)     1994           1995          1996             (UNAUDITED)
                                                         ______     _______        _______       ______         ________________
    Net asset value, beginning of period..........      $  1.00     $  1.00        $  1.00       $  1.00             $  1.00
                                                         ______     _______        _______        ______             _______
    INVESTMENT OPERATIONS;
    Investment income-net.........................          .031        .032           .046          .058               .025
                                                         ______     _______        _______        ______             _______
    DISTRIBUTIONS;
    Dividends from investment income-net..........       (.031)      (.032)          (.046)        (.058)             (.025)
                                                         ______     _______        _______        ______             _______
    Net asset value, end of period................      $  1.00     $  1.00         $  1.00       $  1.00            $  1.00
                                                        ========    ========        ========      ========            ========
TOTAL INVESTMENT RETURN...................              3.69%(2)      3.30%           4.67%         5.94%             5.10%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....          --           .02%            .17%          .31%              .45%(2)
    Ratio of net investment income to average net assets 3.58%(2)     3.24%           5.05%         5.79%             5.11%(2)
    Decrease reflected in above expense ratios due to
      undertakings by the Manager.................       .75%(2)       .64%            .44%          .36%              .21%(2)
    Net Assets, end of period (000's Omitted).....     $116,696     $265,691     $1,041,722     $1,366,056         $1,464,592
    (1)  From April 24, 1992 (commencement of operations) to Feburary 28, 1993.
    (2)  Annualized.




See independent accountants' review report and notes to financial statements.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC U.S. Government Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    On September 3, 1996, the Fund declared a cash dividend of approximately $.0001 per share from undistributed investment income-net which includes investment income-net for Saturday, August 31, 1996.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of $210 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 29, 1996. If not applied, the carryover expires in fiscal 2003.
    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,449,579 during the six months ended August 31, 1996.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended August 31, 1996, the Fund was charged an aggregate of $784,118 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $58,616 during the six months ended August 31, 1996.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus BASIC U.S. Government Money Market Fund, Inc., including the statement of investments, as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the six month period ended August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended February 29, 1996 and financial highlights for each of the four years in the period ended February 29, 1996 and in our report dated March 29, 1996, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                     [Ernst & Young LLP signature logo]

New York, New York
October 3, 1996

[Dreyfus lion "d" logo]
DREYFUS BASIC U.S. GOVERNMENT
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            124SA968
[Dreyfus logo]
BASIC
U.S. Government
Money Market Fund
Semi-Annual
Report
August 31, 1996